UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 28, 2024

BRIGHT HORIZONS FAMILY SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Wells Avenue
Newton, Massachusetts	02459
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (617) 673-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BFAM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 28, 2024, Dr. Sara Lawrence-Lightfoot, a member of the Bright Horizons Family Solutions Inc. (the “Company”) Board of Directors (the “Board”), informed the Board of her intent to retire from the Board after more than thirty years of service, effective June 5, 2024. Dr. Lawrence-Lightfoot currently serves as a member of the Board’s Nominating and Corporate Governance Committee. Dr. Lawrence-Lightfoot’s retirement is not due to any disagreement with the Company. In connection with Dr. Lawrence-Lightfoot’s retirement, it is expected the Board will decrease its size and make other changes to equally balance the membership among the classes of directors.
Forward Looking Statements
This release includes statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” The Company’s actual results may vary significantly from the results anticipated in these forward-looking statements. These forward-looking statements include all matters that are not historical facts and include statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, future Board size. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These risks and uncertainties are described in the “Risk Factors” section of our Annual Report on Form 10-K filed February 27, 2024, and other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the time of this report and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law.

Item 7.01	Regulation FD Disclosure
On March 28, 2024, the Company issued a press release announcing Dr. Lawrence-Lightfoot’s retirement. The press release, which is attached hereto and furnished as Exhibit 99.1 to this Current Report on Form 8-K, is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

99.1	Press Release of Bright Horizons Family Solutions Inc. dated March 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.
Date:	March 28, 2024	By:	/s/ Elizabeth Boland
Elizabeth Boland
Chief Financial Officer